SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 10, 1994
                                                  -------------



                             The Travelers Inc.
- - ------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


     Delaware                      1-9924                52-1568099
     --------------            ---------------        ----------------
     (State or other             (Commission            (IRS Employer
     jurisdiction of             File Number)         Identification No.)
     incorporation)

                 65 East 55th Street, New York New York              10022
- - ---------------------------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)


                               (212) 891-8900
- - ---------------------------------------------------------------------------
            (Registrant's telephone number, including area code)

                             THE TRAVELERS INC.
                         Current Report on Form 8-K


Item 5.  Other Events.

     In connection with the proposed filing of a registration statement under the Securities Act of 1933, The Travelers Inc. (the "Company") is re-filing herewith the unaudited interim financial statements relating to the Shearson Lehman Brothers and SLB Asset Management Divisions ("SLBD") of Lehman Brothers Holdings Inc. (formerly Shearson Lehman Brothers Holdings Inc.), which financial statements were previously included in the Company's Quarterly Report on Form 10-Q dated June 30, 1993, and the audited financial statements of SLBD which were included in the Company's Current Report on Form 8-K dated April 28, 1993. Such financial statements, and the related report of the Independent Accountants, are included as Exhibits 99.01 and 99.02 hereto and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits:

     Exhibit No.    Description
     -----------    -----------

     23.01          Consent of Ernst & Young, Independent
                    Auditors.

     99.01          Unaudited combined statement of
                    assets acquired and liabilities
                    assumed of the Shearson Lehman
                    Brothers and SLB Asset Management
                    Divisions ("SLBD") of Lehman Brothers
                    Holdings Inc. (formerly Shearson
                    Lehman Brothers Holdings Inc.) at
                    June 30, 1993 and December 31, 1992,
                    the related unaudited combined
                    statement of operations for the three
                    months and six months ended June 30,
                    1993 and 1992 and the combined
                    unaudited statement of cash provided
                    by net income, as adjusted for non
                    cash expenses and changes in assets
                    acquired and liabilities assumed,
                    exclusive of investing and financing
                    activities for the six months ended
                    June 30, 1993 and 1992, together with
                    the notes thereto.

     99.02          Combined statement of assets acquired
                    and liabilities assumed of SLBD as of
                    December 31, 1992 and 1991, the
                    related combined statement of
                    operations of SLBD for the years then
                    ended and the combined statement of
                    cash provided by net income, as
                    adjusted for non cash expenses and
                    changes in assets acquired and
                    liabilities assumed, exclusive of
                    investing and financing activities
                    for the year ended December 31, 1992,
                    together with the notes thereto and
                    the related report of Independent
                    Accountants.

                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 10, 1994              THE TRAVELERS INC.



                              By:/s/  Firoz B. Tarapore
                                 ------------------------
                                      Firoz B. Tarapore
                                      Deputy Treasurer

                              EXHIBIT INDEX


        Exhibit No.    Description                                Filing Method
        -----------    -----------                                -------------

        23.01     Consent of Ernst & Young, Independent
                  Auditors.                                         Electronic

        99.01     Unaudited combined statement of
                  assets acquired and liabilities
                  assumed of the Shearson Lehman
                  Brothers and SLB Asset Management
                  Divisions ("SLBD") of Lehman Brothers
                  Holdings Inc. (formerly Shearson
                  Lehman Brothers Holdings Inc.) at
                  June 30, 1993 and December 31, 1992,
                  the related unaudited combined
                  statement of operations for the three
                  months and six months ended June 30,
                  1993 and 1992 and the combined
                  unaudited statement of cash provided
                  by net income, as adjusted for non
                  cash expenses and changes in assets
                  acquired and liabilities assumed,
                  exclusive of investing and financing
                  activities for the six months ended
                  June 30, 1993 and 1992, together with
                  the notes thereto.                                Electronic

        99.02     Combined statement of assets acquired
                  and liabilities assumed of SLBD as of
                  December 31, 1992 and 1991, the
                  related combined statement of
                  operations of SLBD for the years then
                  ended and the combined statement of
                  cash provided by net income, as
                  adjusted for non cash expenses and
                  changes in assets acquired and
                  liabilities assumed, exclusive of
                  investing and financing activities
                  for the year ended December 31, 1992,
                  together with the notes thereto and
                  the related report of Independent
                  Accountants.                                      Electronic